UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2018

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 25, 2018, the Board of Directors of First Hawaiian Bank (the “Bank”), the wholly owned bank subsidiary of First Hawaiian, Inc. (the “Company”), approved the amendment and restatement of the First Hawaiian Bank Deferred Compensation Plan (as amended and restated, the “Plan”).  The purpose of the amendment and restatement of the Plan was to permit employees who receive cash awards, defined under the Plan as “Critical Talent Award Contributions,” to elect to defer the receipt of none or all of such awards.  The Plan also was amended and restated to reflect changes in laws applicable to benefits payable upon disability.

The foregoing descriptions of the Plan are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2018, the Company held its annual meeting of stockholders.  At the meeting, the following matters were submitted to a vote of the stockholders:

1.              Election of Directors:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes

Matthew J. Cox	130,817,551	4,535,056	2,708,163

W. Allen Doane	130,567,295	4,785,312	2,708,163

Thibault Fulconis	120,643,737	14,708,870	2,708,163

Gérard Gil	110,248,050	25,104,557	2,708,163

Jean-Milan Givadinovitch	120,644,019	14,708,588	2,708,163

Robert S. Harrison	121,108,068	14,244,539	2,708,163

J. Michael Shepherd	111,839,641	23,512,966	2,708,163

Allen B. Uyeda	130,103,905	5,248,702	2,708,163

Michel Vial	112,096,745	23,255,862	2,708,163

2.              Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
138,032,767	11,199	16,804	-0-

3.              Advisory vote on the frequency of future votes on the compensation of our named executive officers:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
135,201,926	12,685	129,045	8,949	2,708,165

In light of the stockholder vote on Proposal 3, and in keeping with the Board’s recommendation on Proposal 3, the Company will hold an advisory vote on the compensation of its named executive officers annually until the next vote on the frequency of the advisory vote on the compensation of the named executive officers is required (which will be no later than the Company’s 2024 annual meeting of stockholders) or until the Board of Directors of the Company determines that a different frequency for advisory votes on the compensation of named executive officers is in the best interest of the Company and its stockholders.

4.              An amendment of the second amended and restated certificate of incorporation of the Company (the “Certificate of Incorporation”) that would eliminate the supermajority voting requirement for any stockholder alteration, amendment, repeal or adoption of any bylaw of the Company on the date that BNP Paribas (“BNPP”) or an affiliate thereof ceases to beneficially own at least 5% of our outstanding common stock:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
135,317,554	22,223	12,829	2,708,164

5.              An amendment of the Certificate of Incorporation that would eliminate the supermajority voting requirement for the amendment, alteration, repeal or adoption of any provision of certain articles of the Certificate of Incorporation on the date that BNPP or an affiliate thereof ceases to beneficially own at least 5% of our outstanding common stock:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
135,312,069	29,203	11,334	2,708,164

6.              A stockholder proposal requesting that the Board of Directors adopt a policy for improving Board diversity, if properly presented at the meeting:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
32,578,321	98,693,991	4,080,291	2,708,167

7.              A stockholder proposal requesting that the Board of Directors amend the Bylaws to provide proxy access for stockholders, if properly presented at the meeting:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
8,702,214	122,657,917	3,992,469	2,708,170

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.1	Amended and Restated First Hawaiian Bank Deferred Compensation Plan

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated First Hawaiian Bank Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: April 27, 2018	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer